SECURITIES AND EXCHANGE COMMISSION

"Washington, D.C.  20549"

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):		25-Jun-01

"Credit Suisse First Boston Mortgage Securities Corp.,"
"Mortgage-Backed Pass-Through Certificates, Series 2001-9"

(Exact name of registrant as specified in its charter)


Delaware		333-49820-08		13-3320910
(State or Other		(Commission		(I.R.S. Employer
Jurisdiction		File Number) 		Identification No.)
of Incorporation)


	11 Madison Avenue
	"New York, New York  "			10010
	(Address of Principal 			(Zip Code)
	Executive Offices)

"Registrant's telephone number, including area code"					(212) 325-2000


Item 5.	Other Events.

"On behalf of CSFB Mortgage Acceptance Corp.,"
"Series 2001-9 Mortgage Pass-Through Certificates, a Trust"
"created pursuant to the Pooling and Servicing Agreement, dated"
"March 1, 2001 by Bank One, as trustee"
"for the Trust, the Trustee has caused to be filed with the"
"Commission, the Monthly Report dated"				25-Jun-01
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current
Commission policy in the area.  The filing of the Monthly
Report will occur subsequent to each monthly distribution
"to the holders of the  Certificates, Due April 25, 2031."

A. 	Monthly Report Information:
	See Exhibit No. 1

B.	Have any deficiencies occurred?   NO.
		Date:
		Amount:

C.	Item 1: Legal Proceedings:			NONE

D.	Item 2: Changes in Securities:			NONE

E.	Item 4: Submission of Matters to a Vote of Certifi-
	catholders:  NONE

F.	"Item 5: Other Information - Form 10-Q, Part II - "
	"Items 1,2,4,5 if applicable:  NOT APPLICABLE"


Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

"Credit Suisse First Boston Mortgage Securities Corp.,"
"Mortgage-Backed Pass-Through Certificates, Series 2001-9"

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

	Beginning			Principal	Remaining
Class	Balance	Principal	Interest	Loss	Balance
I-A-1	91423530	3960562	533304	0	87462968
I-A-2	6000000	0	35000	0	6000000
I-A-3	6927000	0	40408	0	6927000
I-A-4	13349000	0	77869	0	13349000
I-A-5	1959000	0	11428	0	1959000
I-A-6	2011000	0	11731	0	2011000
I-A-7	1489000	0	8686	0	1489000
I-A-8	1364000	0	7957	0	1364000
I-A-9	40441701	N/A	148665	0	39113520
I-A-10	40441701	1328181	154647	0	39113520
I-A-11	1065809	0	0	0	1073803
I-A-12	5725174	182095	N/A	0	5543079
II-A-1	54031418	2694904	207514	0	51336514
II-A-2	54031418	N/A	175208	0	51336514
II-A-3	3164483	0	0	0	3186898
II-A-4	3288077	153636	N/A	0	3134441
II-A-5	51310619	2397498	363450	0	48913122
III-A-1	55835297	5692988	348971	0	50142309
III-A-2	6809000	0	42783	0	6809000
I-X-1	4212544	N/A	25451	0	4085761
I-X-2	390628	N/A	2360	0	358398
II-X	234360	N/A	1611	0	224795
III-X	273300	N/A	1717	0	273098
II-P	25544	14	0	0	25530
III-P	154914	128	0	0	154786
B-1	4944631	3082	31463	0	4941549
B-2	2091932	1304	13311	0	2090629
B-3	950933	593	6051	0	950340
B-4	380333	237	2420	0	380096
B-5	570600	356	3631	0	570244
B-6	570544	356	3630	0	570188
A-R	0	0	0	0	0
TOTAL:	355883538	16415931	2259267	0	339498016

	Beginning
	Current Prin	Principal 		Remaining
Class	Amount	Distribution	Interest	Balance
I-A-1	941.20432	40.77395	5.49036	900.43038
I-A-2	1000.00000	0.00000	5.83333	1000.00000
I-A-3	1000.00000	0.00000	5.83333	1000.00000
I-A-4	1000.00000	0.00000	5.83333	1000.00000
I-A-5	1000.00000	0.00000	5.83333	1000.00000
I-A-6	1000.00000	0.00000	5.83333	1000.00000
I-A-7	1000.00000	0.00000	5.83333	1000.00000
I-A-8	1000.00000	0.00000	5.83334	1000.00000
I-A-9	954.68638	0.00000	3.50947	923.33270
I-A-10	954.68638	31.35368	3.65068	923.33270
I-A-11	1015.05625	0.00000	0.00000	1022.66917
I-A-12	956.14656	30.41119	N/A	925.73538
II-A-1	900.52363	44.91506	3.45857	855.60857
II-A-2	900.52363	0.00000	2.92014	855.60857
II-A-3	1014.21684	0.00000	0.00000	1021.40088
II-A-4	906.14366	42.33972	N/A	863.80394
II-A-5	906.14366	42.33972	6.41852	863.80394
III-A-1	911.08611	92.89468	5.69429	818.19143
III-A-2	1000.00000	0.00000	6.28333	1000.00000
I-X-1	954.51412	0.00000	5.76686	925.78658
I-X-2	998.54123	0.00000	6.03286	916.15142
II-X	868.87665	0.00000	5.97354	833.41322
III-X	938.71242	0.00000	5.89825	938.01542
II-P	512.22523	0.28254	N/A	511.94269
III-P	998.52143	0.82401	N/A	997.69741
B-1	998.77409	0.62244	6.35532	998.15165
B-2	998.77409	0.62244	6.35533	998.15165
B-3	998.77409	0.62245	6.35532	998.15164
B-4	998.77408	0.62245	6.35533	998.15163
B-5	998.77409	0.62244	6.35533	998.15165
B-6	998.77436	0.62245	6.35532	998.15191
A-R	0.00000	0.00000	1.60000	0.00000

			SIGNATURES
Pursuant to the requirements of the Securities
"Exchange Act of 1934, the registrant has duly caused this "
report to be signed on its behalf by the
undersigned hereunto duly authorized.
			CSFB MORTGAGE ACCEPTANCE CORP.
		By: /s/ Mary Fonti
		Name:	Mary Fonti
		Title:	Trust Officer
			Bank One

	Dated:	6/30/01